                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated July 1, 1997, (97-5), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1997 to August 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1997.

                                              GREEN TREE FINANCIAL CORP.




                                           BY: /s/ Phyllis A. Knight
                                              ---------------------------------
                                              Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.02%, 6.17%, 6.24%, 6.42%, 6.62%, 6.82%, 7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  AUGUST 1997

                        CUSIP#'S  393505-VR0, VS8, VT6, VU3, VV1, VW9, VX7
                        TRUST ACCOUNT #80-5040100
                        REMITTANCE DATE: 9/15/97

                                                          Total $                      Per $1,000
                                                           Amount                        Original
                                                           ------                     ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                                    $7,860,678.69

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                                  0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                               7,860,678.69

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(6.02%)                   6.02%
          b. Class A-1 Interest                            346,548.12                  4.82442539
          c. Class A-2 Remittance Rate(6.17%)                   6.17%
          d. Class A-2 Interest                            204,905.70                  5.14166667
          e. Class A-3 Remittance Rate(6.24%)                   6.24%
          f. Class A-3 Interest                            315,510.00                  5.20000000
          g. Class A-4 Remittance Rate(6.42%)                   6.42%
          h. Class A-4 Interest                            504,954.40                  5.35000000
          i. Class A-5 Remittance Rate(6.62%)                   6.62%
          j. Class A-5 Interest                            123,716.77                  5.51666667
          k. Class A-6 Remittance Rate(6.82%)                   6.82%
          l. Class A-6 Interest                            539,092.58                  5.68333333
          m. Class A-7 Remittance Rate (7.13%
             unless the Weighted Average
             Contract rate is less than 7.13%)                  7.13%
          n. Class A-7 Interest                            495,986.57                  5.94166667

                        GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.02%, 6.17%, 6.24%, 6.42%, 6.62%, 6.82%, 7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 2

                           CUSIP#'S  393505-VR0, VS8, VT6, VU3, VV1, VW9, VX7
                           TRUST ACCOUNT #80-5040100
                           REMITTANCE DATE: 9/15/97

                                                           Total $         Per $1,000
                                                            Amount           Original
                                                           -------         ----------
(3) Amount applied to:
        a. Unpaid Class A Interest
              Shortfall                                        .00             .00

(4) Remaining:
        a. Unpaid Class A Interest
              Shortfall                                        .00             .00

B. Principal
   (5)  Formula Principal Distribution
         Amount                                       3,538,333.95             N/A
        a. Scheduled Principal                          508,117.58             N/A
        b. Principal Prepayments                      3,244,284.85             N/A
        c. Liquidated Contracts                                .00             N/A
        d. Repurchases                                         .00             N/A
        e. Current Month Advanced Principal             627,744.19             N/A
        f. Prior Month Advanced Principal             (841,812.67)             N/A

   (6)  Pool Scheduled Principal Balance            544,336,770.64

   (6b) Adjusted Pool Principal Balance             543,709,026.45    988.56186627

   (6c) Pool Factor                                     0.98856187

   (7)  Unpaid Class A Principal Shortfall
        (if any) following prior Remittance date               .00

   (8)  Class A Percentage for such Remittance
        Date                                                92.46%

   (9)  Class A Percentage for the following
        Remittance Date                                     92.41%


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.02%, 6.17%, 6.24%, 6.42%, 6.62%, 6.82%, 7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 3

                           CUSIP#'S  393505-VR0, VS8, VT6, VU3, VV1, VW9, VX7
                           TRUST ACCOUNT #80-5040100
                           REMITTANCE DATE: 9/15/97

 (10) Class A Principal Distribution:
      a. Class A-1                                                    3,538,333.95                 49.25846350
      b. Class A-2                                                             .00                         .00
      c. Class A-3                                                             .00                         .00
      d. Class A-4                                                             .00                         .00
      e. Class A-5                                                             .00                         .00
      f. Class A-6                                                             .00                         .00

                                                                         Total $                   Per $1,000
                                                                         Amount                     Original
                                                                         ------                     --------
(11)  Class A-1 Principal Balance                                    65,541,026.45                912.42101640
(11a) Class A-1 Pool Factor                                              .91242102

(12)  Class A-2 Principal Balance                                    39,852,000.00                1000.0000000
(12a) Class A-2 Pool Factor                                             1.00000000

(13)  Class A-3 Principal Balance                                    60,675,000.00                1000.0000000
(13a) Class A-3 Pool Factor                                             1.00000000

(14) Class A-4 Principal Balance                                     94,384,000.00                1000.0000000
(14a) Class A-4 Pool Factor                                             1.00000000

(15)  Class A-5 Principal Balance                                    22,426,000.00                1000.0000000
(15a) Class A-5 Pool Factor                                             1.00000000

(16)  Class A-6 Principal Balance                                    94,855,000.00                1000.0000000
(16a) Class A-6 Pool Factor                                             1.00000000

(17)  Class A-7 Principal Balance                                    83,476,000.00                1000.0000000
(17a) Class A-7 Pool Factor                                             1.00000000

(18)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                                                     .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.02%, 6.17%, 6.24%, 6.42%, 6.62%, 6.82%, 7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 4

                         CUSIP#'S  393505-VR0, VS8, VT6, VU3, VV1, VW9, VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 9/15/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19)     31-59 days                          462,333.40            16

     (20)     60 days or more                     110,415.64             4

     (21)     Current Month Repossessions                .00             0

     (22)     Repossession Inventory                     .00             0

     (23)     Weighted Average Contract Rate         9.95408

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in July 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date       .02%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; July not exceed 3.5%)                                 N/A%

(25) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date      .08%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; July not exceed 5.5%)                                 N/A%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.02%, 6.17%, 6.24%, 6.42%, 6.62%, 6.82%, 7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 5

                          CUSIP#'S  393505-VR0, VS8, VT6, VU3, VV1, VW9, VX7
                          TRUST ACCOUNT #80-5040100
                          REMITTANCE DATE: 9/15/97

(26) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance Date
          (as a percentage of Cut-off Date Pool Principal Balance;
          July not exceed 5.5% from April 1, 2001 to Mar. 31, 2002,
          6.5% from April 1, 2002 to Mar. 31, 2003, 8.5% from April 1,
          2003 to Mar. 31, 2004 and 9.5% thereafter)                        0%

(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date              .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          July not exceed 2.25%)                                            0%

(28) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B Principal
          Balance (before distributions on current Remittance Date)
          divided by Pool Scheduled Principal Balance as of preceding
          Remittance Date (must equal or exceed 23.25%)                 15.05%

(29) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $11,000,000.00                                      .00

     (b)  Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled Principal
          Balance as of preceding Remittance Date is equal to or greater
          than 11.25%                                                     7.53%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 6

                           CUSIP#'S  393505-UW0
                           TRUST ACCOUNT #80-5040100
                           REMITTANCE DATE: 9/15/97


                                                   Total $          Per $1,000
                                                    Amount           Original
                                                   -------          ----------
CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                             1,791,630.60

A.    Interest
(31)  Aggregate interest
      a.  Class M-1 Remittance Rate (6.95%,
           unless Weighted Average Contract
           Rate is below 6.95%)                         6.95%

      b.  Class M-1 Interest                       238,906.25       5.79166667

(32)  Amount applied to Class M-1 Interest
       Deficiency Amount                                  .00                0

(33)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                  .00                0

(34)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall             .00                0

(35)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall             .00                0

B.    Principal
(36)  Formula Principal Distribution Amount               .00              N/A
      a.  Scheduled Principal                             .00              N/A
      b.  Principal Prepayments                           .00              N/A
      c.  Liquidated Contracts                            .00              N/A
      d.  Repurchases                                     .00              N/A

(37)  Class M-1 Principal Balance               41,250,000.00    1000.00000000
(37a) Class M-1 Pool Factor                        1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%, 7.49%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 7

                         CUSIP#'S  393505-UX8, UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 9/15/97

(38) Class M-1 Percentage for such Remittance
     Date                                                .00%

                                                                            Total $        Per $1,000
                                                                             Amount         Original
                                                                            -------        ----------
(39) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                                                        .00    0.00000000
     b.  Unpaid Class M-1 Principal Shortfall (if any) following
         prior Remittance Date                                                      .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                                     .00

(41) Class M-1 Percentage for the following
     Remittance Date                                                               .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution amount (including Monthly
     Servicing Fee)                                                        1,552,724.35

(2)  Class B-1 Remittance Rate (6.97% unless
     Weighted Average Contract Rate is below 6.97%)                               6.97%

(3)  Aggregate Class B1 Interest                                             127,783.33    5.80833333

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                                          .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                                             .00           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.73%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 8

                         CUSIP#'S  393505-UX8, UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 9/15/97

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                                              .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                                              .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                                       .00

(8a) Class B Percentage for such Remittance Date                                    .00


                                                      Total $        Per $1,000
                                                       Amount          Original
                                                      -------        ----------

(9)Current Principal (Class B Percentage of
   Formula Principal Distribution Amount)                   .00

(10a)  Class B1 Principal Shortfall                         .00

(10b)  Unpaid Class B1 Principal Shortfall                  .00

(11)   Class B Principal Balance                  41,250,000.00

(12)   Class B1 Principal Balance                 22,000,000.00
(12a)  Class B1 Pool Factor                         1.000000000

     Please contact Charles F. Pedersen of Firstar Trust Company (414) 287-3921 with any questions regarding this statement or your distribution.

Class B2 Certificates
---------------------
(13) Remaining Amount Available        1,424,941.02

(14) Class B-2 Remittance Rate (7.49%
     unless Weighted Average Contract
     Rate is less than 7.49%)                 7.49%

(15) Aggregate Class B2 Interest         120,152.08     6.24166667

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%, 7.49%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 9

                         CUSIP#'S  393505-UX8, UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 9/15/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                     .00         .00


(17)  (Remaining Unpaid Class B2 Interest Shortfall             .00         .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                  .00

(19)  Class B2 Principal Liquidation Loss Amount                .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                      .00

(21)  Guarantee Payment                                         .00

(22)  Class B2 Principal Balance                      19,250,000.00
(22a) Class B2 Pool Factor                               1.00000000

                                                        Total $        Per $1,000
                                                         Amount          Original
                                                     -------------     -----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation is
      the Servicer)                                  228,370.49

(24)  3% Guarantee                                 1,076,418.45

(25)  Class C Residual Payment                              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%, 7.49%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 10

                         CUSIP#'S  393505-UX8, UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 9/15/97

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                               .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                               .00

(28)  Repossessed Contracts                         .00

(29)  Repossessed Contracts Remaining
      in Inventory                                  .00